Exhibit 10.3

                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of February 11, 2004, is by and between TEGAL CORPORATION (the "Company") and KINGSBRIDGE CAPITAL LIMITED (the "Investor").

         WHEREAS, the Company and the Investor are concurrently entering into that certain Common Stock Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), pursuant to which the Company may issue, from time to time, to the Investor up to $25 million worth (as determined in accordance with the Purchase Agreement) of Common Stock;

         WHEREAS, pursuant to the terms of, and in partial consideration for the Investor entering into, the Purchase Agreement, the Company is concurrently issuing to the Investor a warrant, exercisable from time to time within five (5) years following the six-month anniversary of the date of issuance (the "Warrant") for the purchase of an aggregate of up to 300,000 shares of Common Stock at a price specified in such Warrant;

         WHEREAS, pursuant to the terms of, and in partial consideration for, the Investor's agreement to enter into the Purchase Agreement, the Company is required to provide the Investor with certain registration rights with respect to the Registrable Securities (as defined in the Purchase Agreement) as set forth herein;

         NOW, THEREFORE, in consideration of the premises, the representations, warranties, covenants and agreements contained herein, in the Warrant, and in the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows (capitalized terms used herein and not defined herein shall have the respective meanings ascribed to them in the Purchase Agreement):

                                    ARTICLE I
                               REGISTRATION RIGHTS

Section 1.1. REGISTRATION STATEMENT.

                  (a) Filing of the Registration Statement. Upon the terms and subject to the conditions set forth in this Agreement, the Company shall file with the Commission within ten (10) Trading Days following the Closing Date a registration statement on Form S-3 under the Securities Act or such other form as deemed appropriate by counsel to the Company for the registration for the resale by the Investor of the Registrable Securities (the "Registration Statement").

                  (b) Effectiveness of the Registration Statement. The Company shall use commercially reasonable efforts (i) to have the Registration Statement declared effective by the Commission as soon as reasonably practicable, but in any event no later than forty-five (45) calendar days, or one hundred twenty
(120) calendar days in the event that the Commission reviews the Registration Statement, following the Closing Date and (ii) to ensure that the Registration Statement remains in effect throughout the term of this Agreement as set forth in Section 4.2, subject to the terms and conditions of this Agreement.

                  (c) Regulatory Disapproval. Notwithstanding the provisions of Sections 1.1(b), the date by which a Registration Statement is required to become effective shall be extended without default or liquidated damages hereunder or under the Purchase Agreement in the event that the Company's failure to obtain the effectiveness of the Registration Statement on a timely basis results solely from the Commission's disapproval of the structure of the transactions contemplated by the Purchase Agreement. In such event, the parties agree to cooperate with one another in good faith to arrive at a resolution acceptable to the Commission; provided, however, that nothing contained in this
Section 1.1(c) shall relieve the Company from its obligation to effect and maintain the registration of the Warrant Shares on a timely basis.

                  (d) Failure to Maintain Effectiveness of Registration Statement. In the event the Company fails to maintain the effectiveness of the Registration Statement (or the Prospectus) throughout the period set forth in
Section 4.2, other than temporary suspensions as set forth in Section 1.1(e), and the Investor holds any Registrable Securities at any time during the period of such ineffectiveness (an "Ineffective Period"), the Company shall pay to the Investor in immediately available funds into an account designated by the Investor an amount equal to the product of (x) the total number of Registrable Securities issued to the Investor under the Purchase Agreement and owned by the Investor at any time during such Ineffective Period and (y) the result, if greater than zero, obtained by subtracting the VWAP on the Trading Day immediately following the last day of such Ineffective Period from the VWAP on the Trading Day immediately preceding the day on which any such Ineffective Period began; provided, however, that the foregoing payments shall not apply in respect of Registrable Securities that are otherwise freely tradable by the Investor.

                  (e)  Deferral  or   Suspension   During  a  Blackout   Period.
Notwithstanding the provisions of Section 1.1(d), if in the good faith judgment of the Company, following consultation with legal counsel, it would be detrimental to the Company or its stockholders for the Registration Statement to be filed or for resales of Registrable Securities to be made pursuant to the Registration Statement due to (i) the existence of a material development or potential material development involving the Company that the Company would be obligated to disclose in the Registration Statement, which disclosure would be premature or otherwise inadvisable at such time or would have a Material Adverse Effect on the Company or its stockholders, or (ii) a filing of a Company-initiated registration of any class of its equity securities, which, in the good faith judgment of the Company, would adversely effect or require premature disclosure of the filing of such Company-initiated registration (notice thereof, a "Blackout Notice"), the Company shall have the right to (A) immediately defer such filing for a period of not more than sixty (60) days beyond the date by which such Registration Statement was otherwise required hereunder to be filed or (B) suspend use of such Registration Statement for a period of not more than thirty (30) days (any such deferral or suspension period, a "Blackout Period"). The Investor acknowledges that it would be seriously detrimental to the Company and its stockholders for such Registration Statement to be filed (or remain in effect) during a Blackout Period and therefore essential to defer such filing (or suspend the use thereof) during such Blackout Period and agrees to cease any disposition of the Registrable Securities during such Blackout Period. The Company may not utilize any of its rights under this Section 1.1(e) to defer the filing of a Registration Statement (or suspend its effectiveness) more than twice in any twelve (12) month period. In the event that, within sixty (60) calendar days following any Settlement Date, the Company gives a Blackout Notice to the Investor of a Blackout Period and the VWAP on the Trading Day immediately preceding such Blackout Period ("Old VWAP") is greater than the VWAP on the first Trading Day following such Blackout Period that the Investor may sell its Registrable Securities pursuant to an effective Registration Statement ("New VWAP"), then the Company shall either:
(X) issue to the Investor the number of additional shares of Common Stock ("Blackout Shares") equal to one hundred twenty percent (120%) of the difference between (1) the product of the number of Registrable Securities purchased by the Investor during the preceding sixty (60) calendar days under the Purchase Agreement and actually held by Investor immediately prior to the Blackout Period multiplied by the Old VWAP, divided by the New VWAP, and (2) the number of Registrable Securities purchased by the Investor under the Purchase Agreement during the preceding sixty (60) calendar days and actually held by Investor immediately prior to the Blackout Period or (Y) pay to the Investor an amount equal to the product of (1) the number of Registrable Securities purchased by the Investor under the Purchase Agreement during the preceding sixty (60) calendar days and actually held by Investor immediately prior to the Blackout Period and (2) the result obtained by subtracting the New VWAP from the Old VWAP.



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

                  (f) Liquidated Damages. The Company and the Investor hereto acknowledge and agree that the amounts payable under Sections 1.1(d) and 1.1(e) and the Blackout Shares deliverable under Section 1.1(e) above shall constitute liquidated damages and not penalties. The parties further acknowledge that (i) the amount of loss or damages likely to be incurred by the Investor is incapable or is difficult to precisely estimate, (ii) the amounts specified in such sections bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred in connection with any failure by the Company to obtain or maintain the effectiveness of the Registration Statement, (iii) one of the reasons for the Company and the Investor reaching an agreement as to such amounts was the uncertainty and cost of litigation regarding the question of actual damages, and (iv) the Company and the Investor are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.

                  (g) Additional Registration Statements. In the event and to the extent that the Registration Statement fails to register a sufficient amount of Common Stock necessary for the Company to issue and sell to the Investor and the Investor to purchase from the Company all of the Registrable Securities to be issued, sold and purchased under the Purchase Agreement and the Warrant, the Company shall prepare and file with the Commission an additional registration statement or statements in order to effectuate the purpose of this Agreement, the Purchase Agreement, and the Warrant.

                                   ARTICLE II
                             REGISTRATION PROCEDURES

Section 2.1. FILINGS; INFORMATION. The Company shall effect the registration with respect to the sale of the Registrable Securities by the Investor in accordance with the intended methods of disposition thereof. Without limiting the foregoing, the Company in each such case will do the following as expeditiously as possible, but in no event later than the deadline, if any, prescribed therefor in this Agreement:

                  (a) Subject to Section 1.1(e), the Company shall (i) prepare and file with the Commission the Registration Statement; (ii) use commercially reasonable efforts to cause such filed Registration Statement to become and to remain effective (pursuant to Rule 415 under the Securities Act or otherwise);
(iii) prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the time period prescribed by Section 4.2 and in order to effectuate the purpose of this Agreement, the Purchase Agreement, and the Warrant; and (iv) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the Investor set forth in such Registration Statement; provided, however, that the Investor shall be responsible for the delivery of the Prospectus to the Persons to whom the Investor sells the Shares and the Warrant Shares.

                  (b) If so requested by a managing underwriter or underwriters, if any, or the holders of a majority of the Registrable Securities being sold in connection with the filing of a Registration Statement under the Securities Act for the offering on a continuous or delayed basis in the future of all of the Registrable Securities (a "Shelf Registration"), the Company shall (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such holders agree should be included therein, and (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 2.1(b)(ii) that would, in the opinion of counsel for the Company, violate applicable law.



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

                  (c) In connection with the filing of a Shelf Registration, the Company shall enter into such reasonable agreements and take all such other reasonable actions in connection therewith (including those reasonably requested by the managing underwriters, if any, or the holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, the Company shall (i) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company (including with respect to businesses or assets acquired or to be acquired by the Company), and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm such representations and warranties if and when requested; (ii) if an underwriting agreement is entered into, it shall contain indemnification provision and procedures no less favorable to the selling holders of such Registrable Securities and the underwriters, if any, than those set forth herein (or such other provisions and procedures acceptable to the holders of a majority of Registrable Securities covered by such Registration Statement and the managing underwriters, if any); and (iii) deliver such documents and certificates as may be reasonably requested by the holders of a majority of the Registrable Securities being sold, their counsel and the managing underwriters, if any, to evidence the continued validity of their representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

                  (d) If the Investor determines to engage an underwriter in connection with the offering of any Registrable Securities (other than the resale broker-dealers identified in the Prospectus as such), the Investor will enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligation, with the managing underwriter of such offering, and will take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless the Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement; provided, however, that the Investor shall consult with the Company prior to any such underwritten offering and defer such offering for a reasonable period upon the commercially reasonable request of the Company. The Investor may not participate in any underwriting distribution hereunder unless it (i) agrees to sell its Registrable Securities on the basis provided in any underwriting agreements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting agreements, and (iii) agrees to pay all underwriting discounts and commissions and other fees and expenses of investment bankers and any manager or managers of such underwriting, and legal expenses of the underwriter, applicable with respect to its Registrable Securities.

                  (e) Three (3) Trading Days prior to filing the Registration Statement or Prospectus, or any amendment or supplement thereto (excluding amendments deemed to result from the filing of documents incorporated by reference therein), the Company shall deliver to the Investor and to counsel representing the Investor, in accordance with the notice provisions of Section 4.8, copies of the Registration Statement, Prospectus and/or any amendments or supplements thereto as proposed to be filed, together with exhibits thereto, which documents will be subject to review by the Investor and such counsel, and thereafter deliver to the Investor and such counsel, in accordance with the notice provisions of Section 4.8, such number of copies of the Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the Prospectus (including each preliminary prospectus) and such other documents or information as the Investor or counsel may reasonably request in order to facilitate the disposition of the Registrable Securities.

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

                  (f) The Company shall deliver,  in accordance  with the notice provisions of Section 4.8, to each seller of Registrable Securities covered by the Registration Statement such number of conformed copies of the Registration Statement and of each amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference), such number of copies of the Prospectus (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to such seller's Registrable Securities, and such other documents, as such seller may reasonably request to facilitate the disposition of its Registrable Securities.




                  (g) After the filing of the Registration Statement, the Company shall promptly notify the Investor of any stop order issued or threatened by the Commission in connection therewith and take all commercially reasonable actions required to prevent the entry of such stop order or to remove it if entered.

                  (h) The Company shall use commercially  reasonable  efforts to
(i) register or qualify the Registrable Securities under such other securities or blue sky laws of each jurisdiction in the United States as the Investor may reasonably (in light of its intended plan of distribution) request, and (ii) cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable the Investor to consummate the disposition of the Registrable Securities; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2.1(g), subject itself to taxation in any such jurisdiction, consent or subject itself to general service of process in any such jurisdiction, change any existing business practices, benefit plans or outstanding securities or amend or otherwise modify the Charter or Bylaws.

                  (i) The Company shall enter into customary agreements and take such other actions as are reasonably required in order to expedite the disposition of such Registrable Securities (whereupon the Investor may, at its option, require that any or all of the representations, warranties and covenants of the Company also be made to and for the benefit of the Investor).

                  (j) The Company shall make available to the Investor (and will deliver to Investor's counsel),(A) subject to restrictions imposed by the United States federal government or any agency or instrumentality thereof, copies of all public correspondence between the Commission and the Company concerning the Registration Statement and will also make available for inspection by the Investor and any attorney, accountant or other professional retained by the Investor (collectively, the "Inspectors"),(B) upon reasonable advance notice during normal business hours all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers and employees to supply all information reasonably requested by any Inspectors in connection with the Registration Statement. Records that the Company determines, in good faith, to be confidential and that it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless the disclosure or release of such Records is requested or required pursuant to oral questions, interrogatories, requests for information or documents or a subpoena or other order from a court of competent jurisdiction or other process; provided, however, that prior to any disclosure or release pursuant to the immediately preceding clause, the Inspectors shall provide the Company with prompt notice of any such request or requirement so that the Company may seek an appropriate protective order or waive such Inspectors' obligation not to disclose such Records; and, provided, further, that if failing the entry of a protective order or the waiver by the Company permitting the disclosure or release of such Records, the Inspectors, upon advice of counsel, are compelled to disclose such Records, the Inspectors may disclose that portion of the Records that counsel has advised the Inspectors that the Inspectors are compelled to disclose; provided, however, that upon any such required disclosure, such Inspector shall use his or her best efforts to obtain reasonable assurances that confidential treatment will be afforded such


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

information. The Investor agrees that information obtained by it solely as a result of such inspections (not including any information obtained from a third party who, insofar as is known to the Investor after reasonable inquiry, is not prohibited from providing such information by a contractual, legal or fiduciary obligation to the Company) shall be deemed confidential and shall not be used for any purposes other than as indicated above or by it as the basis for any market transactions in the securities of the Company or its affiliates unless and until such information is made generally available to the public. The Investor further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

                  (k) To the extent required by law or reasonably necessary to effect a sale of Registrable Securities in accordance with prevailing business practices at the time of any sale of Registrable Securities pursuant to a Registration Statement, the Company shall deliver to the Investor a signed counterpart, addressed to the Investor, of (1) an opinion or opinions of counsel to the Company, and (2) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Investor therefor reasonably requests.

                  (l) The Company  shall  otherwise  comply with all  applicable
rules  and  regulations  of  the  Commission,   including,  without  limitation,
compliance with applicable reporting requirements under the Exchange Act.

                  (m) The Company shall appoint a transfer agent and registrar for all of the Registrable Securities covered by such Registration Statement not later than the effective date of such Registration Statement.

                  (n) The Company may require the Investor to promptly furnish in writing to the Company such information as may be required in connection with such registration including, without limitation, all such information as may be requested by the Commission or the NASD or any state securities commission and all such information regarding the Investor, the Registrable Securities held by the Investor and the intended method of disposition of the Registrable Securities. The Investor agrees to provide such information requested in connection with such registration within five (5) Business days after receiving such written request and the Company shall not be responsible for any delays in obtaining or maintaining the effectiveness of the Registration Statement caused by the Investor's failure to timely provide such information.

                  (o) The Investor will use cooperate with the Company, as reasonably requested by the Company, in connection with the preparation and filing of any Registration Statement hereunder, unless the Investor has notified the Company in writing of such Investor's irrevocable election to exclude all of the Investor's Registrable Securities from such Registration Statement.

                  (p) Upon receipt of a Blackout Notice from the Company, the Investor shall immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until (i) the Company advises the Investor that the Blackout Period has terminated and (ii) the Investor receives copies of a supplemented or amended prospectus, if necessary. If so directed by the Company, the Investor will deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor's possession (other than a limited number of file copies) of the prospectus covering such Registrable Securities that is current at the time of receipt of such notice.



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

Section 2.2. REGISTRATION EXPENSES. The Company shall pay all registration expenses incurred in connection with the Registration Statement (the "Registration Expenses"), including, without limitation: (i) all registration, filing, securities exchange listing and fees required by the National Association of Securities Dealers, (ii) all registration, filing, qualification and other fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) all word processing, duplicating, printing, messenger and delivery expenses, (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred by the Company in connection with the listing of the Registrable Securities, (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any special audits or comfort letters or costs associated with the delivery by independent certified public accountants of such special audit(s) or comfort letter(s) requested pursuant to Section 2.1(i) hereof), (vii) the fees and expenses of any special experts retained by the Company in connection with such registration and amendments and supplements to the Registration Statement and Prospectus, (viii) all reasonable fees and expenses of counsel for the Investor to the extent incurred in connection with the review, and assistance in preparation, of the Registration Statement, correspondence with the Commission and amendments and supplements to the Registration Statement and Prospectus, and (ix) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting fees, discounts, transfer taxes or commissions, if any, attributable to the sale of Registrable Securities, which shall be payable by each holder of Registrable Securities pro rata on the basis of the number of Registrable Securities of each such holder that are included in a registration under this Agreement.

                                   ARTICLE III
                                 INDEMNIFICATION

Section 3.1. INDEMNIFICATION.

         (a) The Company agrees to indemnify and hold harmless the Investor, its partners, Affiliates, officers, directors, employees and duly authorized agents, and each Person or entity, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, Affiliates, officers, directors, employees and duly authorized agents of such controlling Person or entity (collectively, the "Controlling Persons"), from and against any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements and costs and expenses of investigating and defending any such claim) (collectively, "Damages"), joint or several, and any action or proceeding in respect thereof to which the Investor, its partners, affiliates, officers, directors, employees and duly authorized agents, and any Controlling Person, may become subject under the Securities Act or otherwise, as incurred, insofar as such Damages (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, or in any preliminary prospectus, final prospectus, summary prospectus, amendment or supplement relating to the Registrable Securities or arises out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein under the circumstances not misleading, and shall reimburse the Investor, its partners, affiliates, officers, directors, employees and duly authorized agents, and each such Controlling Person, for any legal and other expenses reasonably incurred by the Investor, its partners, affiliates, officers, directors, employees and duly authorized agents, or any such Controlling Person, as incurred, in investigating or defending or preparing to defend against any such Damages or actions or proceedings; provided, however, that the Company shall not be liable to the extent that any such Damages arise out of the Investor's (or any other indemnified Person's) failure to send or give a copy of the final prospectus or supplement (as then amended or supplemented) to the persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in such final prospectus or supplement; provided, further, that the Company shall not be liable to the extent that any such Damages arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, or any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor or any other person who participates as an underwriter in the offering or sale of such securities, in either case, specifically stating that it is for use in the preparation thereof.

         (b) In connection with any Registration Statement with respect to which the Investor is participating, the Investor will indemnify and hold harmless, to the same extent and in the same manner set forth in the preceding paragraph, the Company, each of directors, each its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act (each a "Company Indemnified Person") against any Damages to which any Company Indemnified Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as the such Damages arises out of or is based upon (a) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, or in any preliminary prospectus, final prospectus, summary prospectus, amendment or supplement relating to the Registrable Securities or arises out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein under the circumstances not misleading to the extent that such violation occurs in reliance upon and in conformity with written information furnished to the Company by the Investor or on behalf of the Investor expressly for use in connection with such Registration Statement or (b) any failure by the Investor to comply with prospectus delivery requirements of the Securities Act, the Exchange Act or any other law or legal requirement applicable to sales under the Registration Statement.

Section   3.2.   CONDUCT  OF   INDEMNIFICATION   PROCEEDINGS.   All  claims  for
indemnification under Section 3.1 shall be asserted and resolved in accordance with the provisions of Section 11.02 and 11.03 of the Purchase Agreement.

Section 3.3. ADDITIONAL INDEMNIFICATION. Indemnification similar to that specified in the preceding sections of this Article III (with appropriate modifications) shall be given by the Company with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act. The provisions of this Article III shall be in addition to any other rights to indemnification, contribution or other remedies which an Indemnified Party may have pursuant to law, equity, contract or otherwise.

To the extent that any indemnification provided for herein is prohibited or limited by law, the indemnifying party will make the maximum contribution with respect to any amounts for which it would otherwise be liable under this Article III to the fullest extent permitted by law. However, (a) no contribution will be make under circumstances where maker of such contribution would not have been required to indemnify the indemnified party under the fault standards set forth in this Article III, (b) no seller of Registrable Securities guilty of fraudulent  misrepresentation  (within  the  meaning  of  Section  11(f)  of the
Securities Act) will be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation, and (c) contribution (together with any indemnification obligations under this Agreement) by any seller of Registrable Securities will be limited in amount of proceeds received by such seller from the sale of such Registrable Securities.

                                   ARTICLE IV
                                  MISCELLANEOUS

Section 4.1. NO OUTSTANDING REGISTRATION RIGHTS. Except as set forth on Schedule
4.03 of the Purchase Agreement or in the Commission Documents, the Company represents and warrants to the Investor that there is not in effect on the date hereof any agreement by the Company pursuant to which any holders of securities of the Company have a right to cause the Company to register or qualify such securities under the Securities Act or any securities or blue sky laws of any jurisdiction.

Section 4.2. TERM. The registration rights provided to the holders of Registrable Securities hereunder shall terminate at the earlier of (i) such time that is two years following the termination of the Purchase Agreement or (ii) such time as all Registrable Securities have been issued and have ceased to be Registrable Securities. Notwithstanding the foregoing, Sections 1.1(c) and 1.1(d), Article III, Section 4.8, and Section 4.9 shall survive the termination of this Agreement.

Section 4.3. RULE 144. The Company will, at its expense, promptly take such action as holders of Registrable Securities may reasonably request to enable such holders of Registrable Securities to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act ("Rule 144"), as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. If at any time the Company is not required to file such reports, it will, at its expense, forthwith upon the written request of any holder of Registrable Securities, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144 or such other information as necessary to permit sales pursuant to Rule 144. Upon the request of the Investor (which request shall not be made more than once per calendar quarter), the Company will deliver to the Investor a written statement, signed by the Company's principal financial officer, as to whether it has complied with such requirements.

Section 4.4. CERTIFICATE. The Company will, at its expense, forthwith upon the request of any holder of Registrable Securities (which request shall not be made more than once per calendar quarter), deliver to such holder a certificate, signed by the Company's principal financial officer, stating (a) the Company's name, address and telephone number (including area code), (b) the Company's Internal Revenue Service identification number, (c) the Company's Commission file number, (d) the number of shares of each class of Stock outstanding as shown by the most recent report or statement published by the Company, and (e) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least ninety (90) days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder.

Section 4.5. AMENDMENT AND MODIFICATION. Any provision of this Agreement may be waived, provided that such waiver is set forth in a writing executed by both parties to this Agreement. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the holders of a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, the waiver of any provision hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least a majority of the Registrable Securities being sold by such holders; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. No course of dealing between or among any Person having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

Section 4.6. SUCCESSORS AND ASSIGNS; ENTIRE AGREEMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The Investor may assign its rights under this Agreement to any subsequent holder of the Registrable Securities (unless sold pursuant to an effective registration statement or in accordance with Rule 144 under the Securities Act), provided that the Company shall have the right to require any holder of Registrable Securities to execute a counterpart of this Agreement as a condition to such holder's claim to any rights hereunder. This Agreement, together with the Purchase Agreement and the Warrant(s) sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

Section 4.7. SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party hereto.

Section 4.8. NOTICES. All notices, demands, requests,  consents,  approvals, and
other  communications   required  or  permitted  hereunder  shall  be  given  in
accordance with Section 12.04 of the Purchase Agreement.

Section 4.9. GOVERNING LAW. This Agreement shall be construed under the laws of the State of New York.

Section 4.10. HEADINGS. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect their meaning, construction or effect.

Section  4.11.  COUNTERPARTS.   This  Agreement  may  be  executed  in  multiple
counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute one and the same instrument.

Section 4.12. FURTHER ASSURANCES. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

Section 4.13. ABSENCE OF PRESUMPTION. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

         IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.



                                        TEGAL CORPORATION


                                        By: /s/ Thomas R. Mika
                                            --------------------------------
                                            Thomas R. Mika
                                            Executive Vice President and Chief
                                            Financial Officer



                                        KINGSBRIDGE CAPITAL LIMITED


                                        By: /s/ Valentine O'Donoghue
                                            ---------------------------------
                                            Valentine O'Donoghue
                                            Director